SEPTEMBER 24, 2019

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD GLOBAL IMPACT FUND SUMMARY PROSPECTUS

DATED MARCH 1, 2019, AS SUPPLEMENTED AUGUST 8, 2019

HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS

DATED MARCH 1, 2019, AS SUPPLEMENTED THROUGH AUGUST 8, 2019

This Supplement contains new and additional information regarding Hartford Global Impact Fund and should be read in connection with your Summary Prospectus and Prospectus.

Eric M. Rice, PhD has announced his plans to leave Wellington Management Company LLP. Accordingly, Eric M. Rice, PhD will no longer serve as portfolio manager to the Hartford Global Impact Fund effective as of the close of business on October 3, 2019.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7503	September 2019